UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-23295

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Long/Short Equity & Dynamic Income Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2020

DATE OF REPORTING PERIOD: November 1, 2019 through April 30, 2020

TIMELY INFORMATION INSIDE

Long/Short Equity & Dynamic Income Trust (CPZ)

SEMIANNUAL REPORT APRIL 30, 2020

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.1670 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   1

Dear Fellow Shareholder,

Welcome to your semiannual report for the period since inception through April 30, 2020. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Fund.

Since we launched our first closed-end fund in 2002, we have expanded our closed-end fund lineup selectively. This tradition has continued with the launch of Calamos Long/Short Equity & Dynamic Income Trust (NASDAQ: CPZ) in November 2019. CPZ is the first U.S.-based listed closed-end fund that seeks to provide risk-managed equity exposure primarily through a time-tested long/short equity strategy. This innovative approach is complemented by a long-running multi-asset income strategy that aims to deliver competitive distributions through different market environments. At the end of the day, we attribute success to taking a longer-term, as opposed to shorter-term, view on assessing risk and optimizing returns for our clients. Our job is to embrace risk when we believe we will be appropriately rewarded for it. If we do this, we will get through the current volatility in good stead. We are excited to offer clients this seventh addition to our closed-end funds lineup, and we invite you to learn more about CPZ and all of our closed-end funds by visiting our website, www.calamos.com.

Finding Stable Income in a Low-Yield, High-Volatility World

For many, this appears a tall order. Traditional bond funds and passive strategies such as ETFs are likely to face headwinds in a volatile, low-rate environment. However, I believe Calamos closed-end funds are well positioned to address the search for stable income in a low yield, high volatility world. The funds are differentiated by their dynamic allocation and multi-asset class approaches, which offer considerable potential benefits for investors seeking income and capital appreciation. What’s more, our funds are actively managed and can adjust to the changing risks and opportunities in the market.

During the period, the Fund provided a compelling monthly distribution of $0.1100 per share. We believe the Fund’s current annualized distribution rate, which was 8.67%* on a market price basis as of April 30, 2020, was very competitive, given low interest rates in many segments of the bond market.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/20 distribution was $0.1100 per share. Based on our current estimates, we anticipate that approximately $0.1100 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

We understand that many closed-end fund investors seek steady, predictable distributions. Therefore, this Fund has a managed distribution policy, whereby we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessments of individual securities and asset classes.

Market Review

The reporting period brought unprecedented uncertainty to the global economy and markets. Global efforts to contain the COVID-19 pandemic resulted in severe and rapid declines in economic activity and global financial markets. The turmoil in the markets reached its height in March, with the S&P 500 falling more than 30% over just a few weeks. As investors sought safe havens and central banks lowered short-term rates, yields plummeted and the U.S. 10-year Treasury yield reached a record low. Meanwhile, oil prices slumped on the back of weak demand and geopolitics. By the end of the reporting period, market conditions had stabilized to a large extent, however. Significant market rebounds occurred during the final weeks of the period as investor sentiment improved in the wake of fiscal and monetary policy efforts.

For the reporting period overall, equities came under the most pressure, particularly emerging market equities. Convertible securities demonstrated relative resilience, with the U.S. market posting a modest advance and the global market falling slightly. In the bond market, U.S. investment grade and short-term U.S. markets gained, benefiting from a flight to perceived safety.1

Outlook

We are confident that both the economy and markets will recover, although we cannot predict the exact timeline. Although we are in the midst of sweeping uncertainties and discouraging headlines, it is important to remember that the economy and markets have navigated many crises that seemed quite insurmountable at the time.

Countries around the world have responded to the pandemic with unprecedented global monetary and fiscal policy responses. In the U.S., the Federal Reserve and federal government have acted swiftly, increasing the likelihood for a relatively faster economic recovery. U.S. consumer balance sheets are in better shape than they were in 2008, while credit markets and the banking system are operating in an orderly fashion.

From an investment perspective, the economy and markets are unlikely to recover at the same pace. Markets are typically forward looking and have often turned the corner not when problems were fully solved but when things looked “less bad.” We’ve already seen the stock market gain ground back from March lows, and we believe better market conditions can continue, even before the pandemic is resolved and the economy is fully up and running again.

Even though market conditions have improved since late March, we expect volatility to remain very high, due to the pandemic, economic shocks and U.S. elections. This is an environment that will favor active management and security selection. As conditions change, we may see significant shifts in market leadership. We believe that our investment teams will be able to navigate these crosscurrents, drawing on our long-term perspective, risk-management experience and deep research capabilities.

Letter to Shareholders

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   3

Throughout my 50-year investing career, I have maintained that there is opportunity in every market environment. I believe this holds true. During this recent correction, many securities were sold off more severely than we believe their fundamentals warranted. Our teams sought to take advantage of these dislocations to build positions in companies, sectors and investment themes that provide attractive compensation for their potential risks. Additionally, our teams are finding many opportunities in newly issued securities. For example, as companies seek capital, high yield bonds and convertible securities are coming to market with very attractive terms.

Asset Allocation Considerations—Stay Invested and Utilize Calamos Closed-End Funds

As the global health crisis of COVID-19 has upended the global economy, many investors are understandably worried about their asset allocations. In these fast moving markets, making panicked moves or trying to time the markets is very dangerous. Markets can rise as unpredictably as they fall, but it’s impossible to predict these changes with certainty. Investors who make sudden shifts when markets are falling may find that they’ve capture the downside, only to miss the upside.

For decades, Calamos Investments has been dedicated to helping investors pursue their financial goals, including through uncertain environments. Now more than ever during this crisis, we believe the case is strong for staying invested and utilizing Calamos closed-end funds.

Calamos closed-end funds have the flexibility to invest in a wide array of securities with income and appreciation potential. These include stocks, convertible securities, high yield bonds and preferred securities. These asset classes have been less dependent on interest rates to source income. Additionally, certain Calamos closed-end funds employ alternative strategies (such as long/short equity and options writing) to source income and total returns.

Calamos closed-end funds are designed to meet the needs of long-term investors. We understand the importance that clients place on risk management, and we continually seek out ways to enhance the risk/reward characteristics of the funds. For example, the Fund’s active management of convertible securities, which combine the characteristics of stocks and traditional fixed income securities, provided the opportunity for upside participation with equity risk mitigation on the downside in March.

Calamos closed-end funds help investors stay invested for the long-term—and avoid the dangerous temptation to time the markets. Far too often, investors who make lots of short-term moves get whipsawed—they sell at the lows and miss the rebounds. This short-term mindset can have a very detrimental impact on returns.

Of course we strongly encourage you to seek out your investment professional, who can help address financial goals and risk considerations, as well as decide which Calamos closed-end funds are most appropriate for your income needs. Or visit us at www.calamos.com to learn more.

Letter to Shareholders

4   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Conclusion

I founded Calamos Investments more than 40 years ago, during the difficult financial markets of the 1970s. Throughout the decades, the economic and investment landscape have changed dramatically against a backdrop of technological advancements and globalization. However, our vision has remained constant. We are dedicated to providing innovative investment approaches that help investors achieve their financial goals, including through uncertain times.

As always, we thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned -7.43% for the six-month period ending April 30, 2020. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period, the index returned -3.16%. The MSCI Emerging Market Index is a measure of emerging market equity performance. For the six-month period, the index returned -10.39%.

The ICE BofAML All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 2.50% for the six-month period. The Refinitiv Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned -0.52% for six-month period.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2020, the index returned 4.86%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned -6.60% for the six-month period. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 2.58% for the six-month period.

Source: Lipper, Inc. and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

The Calamos Closed-End Funds: An Overview

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   5

Enhanced Fixed Income and Total Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

6   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/20

Common Shares – Inception 11/29/19
Since Inception
On Market Price	-21.92%
On NAV	-9.72%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

SECTOR WEIGHTINGS

Financials	23.8%
Energy	12.8
Industrials	11.6
Communication Services	8.8
Real Estate	8.1
Other	6.7
Consumer Discretionary	6.0
Information Technology	4.6
Health Care	4.1
Materials	3.9
Utilities	2.9
Consumer Staples	0.8

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Long/Short Equity &
Dynamic Income Trust (CPZ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) is a closed-end fund that seeks to provide current income and risk-managed capital appreciation. The Fund seeks to provide hedged market exposure built around Calamos’ time-tested global long/short equity strategy. It is designed to offer an attractive monthly distribution, supported by a multi-asset income strategy structured to be potentially less vulnerable to volatile financial markets by actively managing risk with dynamic asset allocation and adjustment of net equity exposure. CPZ leverages Calamos Investments’ extensive experience in risk-managed equity investments, innovative income-oriented strategies, and alternative products.

The Fund normally will invest at least 80% of its managed assets in a globally diversified portfolio comprised of equity securities including common stock, preferred stock, convertible securities and exchange-traded ETFs. At least 50% of the managed assets of the portfolio will be invested in the long/short equity strategy. The Fund may invest up to 20% of its managed assets in global income producing securities, including high-yield and investment-grade corporate securities.

How did the Fund perform over the reporting period?

The Fund is a recently offered closed-end fund that began trading on the NASDAQ under the symbol “CPZ” on November 26, 2019. Consequently, the returns measured in this report are since inception through April 30, 2020. Accordingly, they do not represent a full six-month period. At the end of April 30, 2020, the Fund returned -21.92% on a market price basis and -9.72% on a net asset value (NAV) basis.

The Fund’s shares traded at a -13.52% discount to NAV on April 30, 2020.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. During periods of high market volatility, closed-end fund prices may disproportionately underperform relative to their underlying NAVs as shareholders often times source them for liquidity purposes. This is especially relevant to new funds, like CPZ, that have not established long periods of time for the market to assess the fund’s distribution history and price trading dynamics relative to NAV. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long-term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

What factors influenced performance over the reporting period?

Pandemic forces wide swaths of the global economy to shut down

As cases of COVID-19 quickly spread beyond the Wuhan region of China, concerns of how the virus could negatively affect global economic conditions mounted. Markets reacted sharply, and the S&P 500 Index plummeted more than 30% between February 20 and March 23, representing the steepest drawdown in the index’s history. As if the COVID-19 crisis wasn’t enough, Saudi Arabia and Russia were unable to reach an agreement on oil production cuts in early March and threatened a price war, which sent a supply shock jolt through the energy sector at a time when it was already reeling from a global demand shock brought on by the pandemic.

Both the Federal Reserve and the federal government took unprecedented actions during the course of the quarter. Early on, the Fed slashed its overnight rate from 1.50% to 0.00% in a pair of inter-meeting cuts while activating large repo lines intended to keep the financial system functioning normally with sufficient liquidity. It reintroduced quantitative easing on a previously unseen scale, taking over $650 billion of Treasury and mortgage-backed securities out of the market per week. In terms of scale, that weekly amount is equivalent to the size of the entire QE2 program enacted in 2010. Following up, the Fed introduced several asset purchase programs in support of liquidity and trading for risk assets including asset-backed securities and, for the first time, investment-grade corporate bonds. Alongside these actions, Congress and the administration passed a $2 trillion support bill, the Coronavirus Aid, Relief and Economic Security (CARES) Act. CARES includes support for individuals, small and large businesses, public schools, public health initiatives, and state and local governments. Even though it is broad sweeping legislation, it is unlikely to represent the final fiscal steps taken by the government during the crisis.

Vulnerably priced equities plummet into the worst bear market abyss since 1987

Our approach through much of 2019 and into Q1 2020 was one of capital preservation. Our market exposures were based on our expectation of how fundamentals would evolve. In 2019, well before the outbreak of COVID-19, we expected economic data to weaken domestically and abroad, no longer supporting existing equity market valuations. U.S. activity slowed progressively in response to the Fed tightening cycle, and the U.S. economy appeared to be coming in for a “soft landing.” The European story remained one of stagnation as German manufacturing slipped into

ASSET ALLOCATION AS OF 4/30/20

8   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Investment Team Discussion

recession. China and other emerging markets were dogged by trade conflicts and slowing global output. While the U.S. consumer was a source of resilience, the global manufacturing industries entered a virtual recession. Almost all leading economic indicators deteriorated through the course of the year, coalescing into a concerning picture for corporate fundamentals—S&P 500 earnings were essentially flat in 2019.

We maintained this cautious positioning into 2020, as we expected U.S. equities to be range bound. Given the troubling economic and corporate fundamentals, we anticipated numerous reversals of “trend perception” in the context of a multi-year transition. We kept a watchful eye over equity markets as valuations continued to expand into 2020 in spite of expectations of lower corporate earnings growth. Although we never anticipated the economic and market consequences of a historic pandemic, we did believe that equity markets were vulnerably priced.

Our perception proved correct as Q1 of 2020 devolved into the worst quarter for equities since 1987, characterized by the sharpest bear market in recent history. After a rather benign first half of the quarter, equity markets rushed to discount the impact of the government mandated shutdowns across many sectors of the economy.

Before Fed action, fear of widespread liquidity issues took the high yield spread out to 1100 basis points

Before the crisis began, high yield spreads spent the first half of the reporting period trading in a range of 315 to 400 basis points on an option-adjusted basis. With the advent of the crisis, but prior to the Fed announcing its intention to support corporate credit markets through market purchase programs, fear of widespread liquidity issues took spreads on the broad high yield market out to 1100 basis points. In addition to purchasing investment-grade bonds, the Fed announced in late March that it would buy BB-rated credits, so long as the company was downgraded on or after March 23. This additional show of support for corporate bond markets, along with generally improving liquidity conditions, led to a retracement of roughly half of the spread widening. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index closed the semiannual period with option-adjusted spreads at 744 basis points over like maturity Treasuries. Excluding energy, the yield on the index closed at 7.15%.

What helped and hurt performance over the six-month period?

Long/Short Equity Strategy

While we started the year with an underweight position in equities we were admittedly too early in making some of our long investments. In addition, our hedge book suffered when the pricing of short puts worked against us due to the unexpected and extreme spike in volatility, which created temporary negative mark-to-market issues. Nevertheless, we believe that both the longs we accumulated over Q1 and our short put positions will prove an attractive source of income as volatility levels normalize and the market settles into a narrower price range. Also, we would highlight the fact that the short put positions are designed with strikes at levels where we feel comfortable owning the underlying and are prepared to be put the stocks on a long-term fundamental view.

The Long/Short Equity sleeve declined -16.85% for the period versus the 50% beta-adjusted returns of the MSCI World Index (-6.12% from 1/1/20 through 4/30/20), which best represents the actual period of investment. Our long positions in the health care sector, as well as our hedges on the consumer staples sector and the S&P 500 Index were beneficial to return. Conversely, our long positions in industrials, financials, energy and real estate were a detriment.

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   9

Dynamic Income Strategy

Preferred Securities offered returns of -5.44% for the period versus a return of -3.45% for the ICE BofA US All Capital Securities Index. Selection in the utilities sector and specific names in communication services were beneficial to results. Conversely, selection in the financials and energy sectors were detrimental.

High Yield Securities offered returns of -6.90% versus a return of -6.60% for the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index.

Higher quality, below-investment-grade BB bonds delivered returns of -2.5%, whereas CCC-rated issuers delivered a loss of -17.1%. At the beginning of the semiannual period, the trailing 12-month default rate was 2.8%, still running lower than the long-term average of 3.5%. By the end of the reporting period, default rates had increased to 4.5%, much of which was driven by energy-related businesses in both exploration and production and oil field services. We expect the overall default rate and energy in particular to continue increasing as businesses find themselves insolvent. Regarding our credit-quality positioning, our underweight to BB-rated bonds was detrimental, whereas security selection among our CCC-rated holdings was a positive.

From a sector perspective, the team’s overweight allocation to the insurance sector and security selection within the consumer non-cyclical sector contributed to return. Conversely, our security selection within the energy sector and underweight to the technology sector detracted from performance.

How is the Fund positioned?

Long/Short Equity Strategy

While the high yield and preferred portions of the portfolio were invested in early December, we took a wait and see approach in the equity portion. Mindful of our mandate to be fully invested in in the long/short equity portion by the end of February though we gradually increased exposure during the month. In terms of everything that we implemented those first three months, we now know we should have waited.

Nevertheless, we attribute success to taking a longer-term, as opposed to shorter-term, view on assessing risk and optimizing returns for our clients. Our job is to embrace risk when we believe we will be appropriately rewarded for it. If we do this, we will get through the current volatility in good stead.

Our heaviest allocations reside within the energy, industrials and financials. Our highest regional allocation on a gross basis was in the U.S., with Europe representing a higher exposure on a net basis. On April 30, the portfolio was approximately net +49%.

As the crisis has unfolded, the long/short portfolio has increased its net equity exposures to reflect the shifting risk/reward for equities. We have reduced shorts and added to long positions where the valuation reset appears extreme. We have focused upon quality balance sheets and robust free cash flow yields. One area of long focus has been defense companies. We also gradually dipped our toe into a handful of high-quality energy opportunities (<15% of long exposure), albeit initially too early to have capitalized on the recent OPEC price war.

We increased our positions in UK equities, which we had viewed as attractive even before the onset of the bear market. We also augmented our exposure by adding positions in industrials, financials and REITs in the U.S. emphasizing factors such as value, size and quality. Lastly, we added to our core positions in health care and technology.

10   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Investment Team Discussion

Commodities and oil have been at the front line of this crisis. As a result of a sharp reduction in travel, combined with increased supply from Saudi Arabia, we started building positions in high-quality energy stocks in the early part of the quarter, not anticipating the perfect storm that was brewing in oil markets. The collapse of cyclically sensitive areas in general and energy in particular has been so extreme that the de-rating should run its course in Q2, coinciding with the low point in global economic activity. While equilibrium in the oil market may take a while to achieve, the playbook calls for high-quality energy equities to bottom well before then. Capex reductions have the potential to allow the major integrated firms to preserve free cash flow and maintain dividends.

Dynamic Income Strategy

In preferreds, our highest allocation was in the financials sector. In high yield, BB-rated securities represented our highest allocation.

If recession is longer-term, we would expect the high yield market to come under pressure. We would expect the preferred market to feel squeezed as well, as we wait for solvency events to filter through. We feel good about the preferred sleeve as no holdings have made it to our watch list. With the current market characteristics in terms of yield and longer duration, we expect performance to contribute to returns.

Lack of liquidity has put pressure on preferreds in general, which underperformed. We had a positive view on interest rates. We were very underweight in energy and retail. We are not expecting to suffer in either of those areas. In addition, we are not contemplating any forced sells. In fact, we are looking to use the volatility as an opportunity to make investments.

Through April, the preferred sleeve was performing very well versus the benchmark, as we were a bit longer in duration relative to it. We had a constructive view of rates, which was the right call, and we were yielding more than the benchmark. This constructive view of rates was advantageous to our positioning. As mentioned prior, we expect the downturn in economic activity, spurred by the COVID-19 pandemic, to lead to higher default rates across high yield and preferred markets as we wait for those solvency events to filter through. Currently, the extent of this is an unknown. However, we believe we are well positioned.

In the high yield sleeve, we were actually higher quality at the end of the period versus our benchmark, about 50 basis points better in terms of yield and longer in duration. We had a positive view on interest rates. Again, our performance relative to the benchmark was fine. Our portfolio still has a lower yield, meaning it comprises higher-quality securities than the benchmark. We were very underweight in energy and retail. We are not expecting to suffer in either of those areas in the long-term. In addition, we are not contemplating and any forced sales. In fact, we are looking to use the volatility as an opportunity.

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   11

Please discuss the Fund’s distributions during the six-month period.

Within this Fund, we employ a managed distribution policy with the goal of providing shareholders a consistent distribution stream. In each month of the period, the Fund distributed $0.1100 per share, resulting in a current annualized distribution rate of 8.67% of market price as of April 30, 2020. We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2020, the dividend yield of S&P 500 Index stocks averaged approximately 2.16%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 0.64% and 1.28%, respectively.

Please discuss how the Fund uses Leverage.

As the financial markets begin to recover, we believe that this is an environment conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. With low current borrowing costs, our use of leverage may offer a favorable reinvestment dynamic as markets recover. As of April 30, 2020, our amount of leveraged assets was approximately 18%. The Fund does not employ leverage on the long/short equity strategy, which will inherently make it typically lower levered relative to our other CEFs.

What are your closing thoughts for Fund shareholders?

Although the economic picture in Q2 will be ugly; we expect a substantial bounce in Q3; now is the time to lean into equities.

Q1 was the worst quarter for equities since 1987 characterized by the sharpest bear market in recent history. After a rather benign first half of the quarter, equity markets rushed to discount the impact of the government-mandated shutdowns across many sectors of the economy. We expect the economic downturn to be severe but short lived based on China’s re-opening of their economy, record stimulus, and the backdrop of a resilient global economy. The Q1 correction was driven by the sheer magnitude of the economic damage inflicted by the virus and an unprecedented oil price collapse. At the beginning of the year, we had a combination of above-average equity valuations coupled with below-average earnings growth in an economy that was exhibiting late cycle characteristics.

The pandemic is a deflationary shock, and democracies cannot tolerate prolonged deflation due to the leverage in corporate balance sheets. Governments are mounting an unprecedented policy response at both the monetary and fiscal level. While an abrupt shock to demand is unavoidable, we believe the U.S. consumer could prove more resilient than expected. Our base-case scenario calls for a sharp but short global recession, which would imply that equities have largely discounted this outcome to around 2,500 in the SPX. Equity markets typically bottom before the end of a recession and lead to a recovery by four months. This implies a bottom in economic activity in Q2 if our base case of a six-month recession that started in February proves accurate, marked by a possible bottom in March. Under the surface, equity markets have been anticipating this “late-cycle” setting since 2018 as relative valuations of growth versus value reached extreme levels. The transition to an investment regime driven by reflation and fiscal activism is underway. Equities are reaching attractive valuation levels for the long-term investor.

12   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Investment Team Discussion

Credit is flowing in the corporate bond market and we are seeing record issuance, though we do anticipate a spike in defaults.

This crisis is following what we believe will be a two-phase process. The first phase is a liquidity phase, which has historically followed a somewhat predictable pattern: the desire for cash is paramount as investors sell what they can and not what they should. Our view is that the unprecedented actions taken by both the Federal Reserve and federal government are critical to maintaining normal market operations during these extraordinary times and allowing for recovery in the most timely fashion possible once broad swaths of the economy open for business. Facilities are providing liquidity to primary corporate credit and asset-backed markets, and a new initiative allows for the purchase of secondary corporate bonds. These programs and the “whatever it takes” attitude adopted by the central bank give hope that the worst of the liquidity crisis may be behind us.

We view the next stage as a solvency phase, and we are monitoring it carefully. Downgrades can present opportunities for mispricing and relative value, and we certainly see greater yield and spread dispersion among issuers with similar ratings and industries in both the high yield and preferred markets. In this environment, we expect significant spikes in defaults. We are adhering to our disciplined approach of building portfolios bond-by-bond with a focus on being well compensated for risks taken. Again, these events can present opportunities for our shareholders. We don’t expect rates to go negative. However, continued low interest rates are going to force investors further out on the risk spectrum.

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (31.0%)
Communication Services (3.7%)
345,000	Altice France, SA*~µ 7.375%, 05/01/26	$361,246
310,000	Arrow Bidco, LLC* 9.500%, 03/15/24	171,695
200,000	Ashtead Capital, Inc.*~µ 4.000%, 05/01/28	191,348
	CenturyLink, Inc.*~µ
850,000	4.000%, 02/15/27	833,391
85,000	5.125%, 12/15/26	81,499
550,000	Cincinnati Bell, Inc.*~µ 8.000%, 10/15/25	557,601
	CSC Holdings, LLC*~µ
500,000	6.625%, 10/15/25	523,973
200,000	5.750%, 01/15/30	208,372
840,000	Cumulus Media New Holdings, Inc.*~µ 6.750%, 07/01/26	686,280
450,000	Diamond Sports Group, LLC / Diamond Sports Finance Company*~µ 5.375%, 08/15/26	343,301
1,430,000	Embarq Corp.~µ 7.995%, 06/01/36	1,496,416
	Entercom Media Corp.*
306,000	6.500%, 05/01/27~µ	225,380
193,000	7.250%, 11/01/24	121,942
	Frontier Communications Corp.*@
700,000	8.000%, 04/01/27	715,466
295,000	8.500%, 04/01/26	273,073
170,000	Gray Television, Inc.*~µ 7.000%, 05/15/27	171,491
407,000	Hughes Satellite Systems Corp.~µ 6.625%, 08/01/26	436,117
465,000	iHeartCommunications, Inc.~µ 8.375%, 05/01/27	388,924
820,000	Intelsat Jackson Holdings, SA* 9.750%, 07/15/25	476,195
290,000	LCPR Senior Secured Financing DAC*~µ 6.750%, 10/15/27	305,196
500,000	Netflix, Inc.*~µ 4.875%, 06/15/30	536,797
630,000	Scripps Escrow, Inc.*~µ 5.875%, 07/15/27	537,777
1,425,000	Sprint Corp.~µ 7.125%, 06/15/24	1,601,529
	Telesat Canada / Telesat, LLC*~µ
290,000	4.875%, 06/01/27	283,111
85,000	6.500%, 10/15/27	80,608
640,000	United States Cellular Corp.~µ 6.700%, 12/15/33	676,234

PRINCIPAL AMOUNT		VALUE
395,000	Vodafone Group, PLC~µ‡ 7.000%, 04/04/79 U.S. 5 yr Swap + 4.87%	$452,565
		12,737,527

Consumer Discretionary (3.1%)
80,000	Asbury Automotive Group, Inc.*~µ 4.500%, 03/01/28	67,200
	Ashton Woods USA, LLC / Ashton Woods Finance Company*~µ
394,000	6.625%, 01/15/28	324,368
124,000	9.875%, 04/01/27	119,764
330,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*~µ 5.250%, 10/15/25	259,946
	CCO Holdings, LLC / CCO Holdings Capital Corp.*~µ
750,000	4.750%, 03/01/30	764,674
250,000	4.500%, 08/15/30	252,405
230,000	5.750%, 02/15/26	240,175
475,000	Century Communities, Inc.~µ 6.750%, 06/01/27	417,221
465,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	433,678
576,000	DISH DBS Corp.~µ 7.750%, 07/01/26	568,290
285,000	ESH Hospitality, Inc.*~µ 4.625%, 10/01/27	258,327
	Expedia Group, Inc.*
115,000	7.000%, 05/01/25	117,681
70,000	6.250%, 05/01/25	71,398
	Ford Motor Company~µ
120,000	8.500%, 04/21/23	119,021
55,000	9.000%, 04/22/25	53,615
47,000	9.625%, 04/22/30	46,271
715,000	Ford Motor Credit Company, LLC~µ 4.134%, 08/04/25	618,854
47,000	Gap, Inc.* 8.375%, 05/15/23	49,247
395,000	General Motors Financial Company, Inc.~µ‡ 6.500%, 09/30/28 3 mo. USD LIBOR + 3.44%	328,602
500,000	goeasy, Ltd.*~µ 5.375%, 12/01/24	448,035
440,000	Guitar Center, Inc.* 9.500%, 10/15/21	308,460
280,000	Installed Building Products, Inc.*~µ 5.750%, 02/01/28	269,360
292,000	L Brands, Inc.~µ 6.875%, 11/01/35	216,959
	M/I Homes, Inc.~µ
275,000	5.625%, 08/01/25	253,748
130,000	4.950%, 02/01/28*	114,523

Schedule of Investments

Schedule of Investments April 30, 2020 (Unaudited)

14 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
250,000	Macy’s, Inc.~µ 3.875%, 01/15/22	$208,319
830,000	Mattel, Inc.*~µ 5.875%, 12/15/27	812,392
300,000	Mclaren Finance, PLC* 5.750%, 08/01/22	199,857
48,000	MGM Resorts International 6.750%, 05/01/25	46,931
278,000	Newell Brands, Inc.~µ 4.700%, 04/01/26	281,843
25,000	Nordstrom, Inc.*~µ 8.750%, 05/15/25	26,798
290,000	PetSmart, Inc.*~µ 5.875%, 06/01/25	292,423
706,000	Rite Aid Corp.*~µ 6.125%, 04/01/23	646,664
505,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.*~µ 4.875%, 11/01/27	446,880
270,000	Taylor Morrison Communities, Inc.*~µ 5.750%, 01/15/28	245,059
610,000	Twin River Worldwide Holdings, Inc.*~µ 6.750%, 06/01/27	486,627
48,000	Vail Resorts, Inc.* 6.250%, 05/15/25	49,585
280,000	VOC Escrow, Ltd.*~µ 5.000%, 02/15/28	220,595
		10,685,795

Consumer Staples (1.0%)
180,000	Energizer Holdings, Inc.*~µ 6.375%, 07/15/26	185,475
1,510,000	JBS USA LUX, SA / JBS USA Finance, Inc.*~µ 5.875%, 07/15/24	1,544,783
395,000	Land O’Lakes, Inc.*~µ 7.000%, 09/18/28	369,325
475,000	Post Holdings, Inc.*~µ 5.500%, 12/15/29	479,949
890,000	Vector Group, Ltd.*~µ 6.125%, 02/01/25	864,412
		3,443,944

Energy (2.3%)
415,000	Apergy Corp.~µ 6.375%, 05/01/26	340,808
	Buckeye Partners, LP~µ
550,000	3.950%, 12/01/26	502,004
460,000	5.850%, 11/15/43	333,127
500,000	California Resources Corp.* 8.000%, 12/15/22	17,802
95,000	Continental Resources, Inc. 3.800%, 06/01/24	79,296

PRINCIPAL AMOUNT		VALUE
475,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	$226,143
500,000	eG Global Finance, PLC*~µ 6.750%, 02/07/25	453,077
790,000	Enbridge, Inc.~µ‡ 6.000%, 01/15/77 3 mo. USD LIBOR + 3.89%	707,923
	EnLink Midstream Partners, LP
835,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	214,303
480,000	4.850%, 07/15/26	298,555
805,000	Enterprise Products Operating, LLC~µ‡ 5.250%, 08/16/77 3 mo. USD LIBOR + 3.03%	720,270
	EQT Corp.~µ
465,000	7.000%, 02/01/30	438,793
75,000	6.125%, 02/01/25	72,045
43,000	Holly Energy Partners, LP / Holly Energy Finance Corp.*~µ 5.000%, 02/01/28	39,076
90,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	36,786
645,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*~µ 6.000%, 08/01/26	521,886
425,000	MPLX, LP~µ‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	313,969
300,000	Murphy Oil Corp. 5.875%, 12/01/27	204,759
281,000	NuStar Logistics, LP~µ 4.750%, 02/01/22	259,956
	Occidental Petroleum Corp.
325,000	2.700%, 08/15/22~µ	283,198
150,000	4.300%, 08/15/39	95,063
280,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	199,910
790,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	549,350
790,000	Transcanada Trust~µ‡ 5.300%, 03/15/77 3 mo. USD LIBOR + 3.21%	703,724
85,000	Transocean, Inc.* 8.000%, 02/01/27	33,186
280,000	Viper Energy Partners, LP*~µ 5.375%, 11/01/27	249,430
545,000	W&T Offshore, Inc.* 9.750%, 11/01/23	179,932
		8,074,371

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE

Financials (13.3%)
651,000	Acrisure, LLC / Acrisure Finance, Inc.*~µ 7.000%, 11/15/25	$585,220
216,000	AG Issuer, LLC*~µ 6.250%, 03/01/28	190,313
875,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*~µ 6.750%, 10/15/27	873,985
2,370,000	Allstate Corp.~µ‡ 5.750%, 08/15/53 3 mo. USD LIBOR + 2.94%	2,391,757
100,000	Ally Financial, Inc.~µ 5.800%, 05/01/25	106,609
790,000	American International Group, Inc.~µ‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	808,695
650,000	Amwins Group, Inc.*~µ 7.750%, 07/01/26	672,145
400,000	Ardonagh Midco 3, PLC*~µ 8.625%, 07/15/23	369,498
710,000	AssuredPartners, Inc.*~µ 7.000%, 08/15/25	662,987
	Bank of America Corp.~µ‡
1,825,000	4.300%, 01/28/25 3 mo. USD LIBOR + 2.66%	1,642,564
33,000	6.250%, 09/05/24 3 mo. USD LIBOR + 3.71%	34,374
690,000	Bank of Montreal~µ‡ 4.800%, 08/25/24 5 year CMT + 2.98%	633,247
1,247,000	Bank of New York Mellon Corp.~µ‡ 4.625%, 09/20/26 3 mo. USD LIBOR + 3.13%	1,235,129
215,000	Bank OZK‡ 5.500%, 07/01/26 3 mo. USD LIBOR + 4.43%	215,778
600,000	Barclays, PLCµ‡ 7.875%, 03/15/22 U.S. 5 yr Swap + 6.77%	595,563
855,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*~µ 5.750%, 05/15/26	690,737
	Charles Schwab Corp.‡
779,000	5.000%, 12/01/27~µ 3 mo. USD LIBOR + 2.58%	757,764
383,000	5.375%, 06/01/25 5 year CMT + 4.97%	395,019
792,000	CIT Group, Inc.~µ‡ 5.800%, 06/15/22 3 mo. USD LIBOR + 3.97%	640,946

PRINCIPAL AMOUNT		VALUE
	Citigroup, Inc.~µ‡
3,385,000	5.000%, 09/12/24 SOFR + 3.81%	$3,063,560
225,000	4.700%, 01/30/25 SOFR + 3.23%	196,783
	Credit Acceptance Corp.~µ
475,000	6.625%, 03/15/26	428,132
161,000	5.125%, 12/31/24*	141,756
565,000	Credit Suisse Group, AG*~µ‡ 7.500%, 12/11/23 U.S. 5 yr Swap + 4.60%	599,112
425,000	Discover Financial Services~µ‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	359,867
500,000	Donnelley Financial Solutions, Inc.~µ 8.250%, 10/15/24	466,150
790,000	Fifth Third Bancorp~µ‡ 5.100%, 06/30/23 3 mo. USD LIBOR + 3.03%	712,134
253,000	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	153,346
	Goldman Sachs Group, Inc.~µ‡
1,570,000	4.400%, 02/10/25 5 year CMT + 2.85%	1,389,740
395,000	4.950%, 02/10/25 5 year CMT + 3.22%	375,653
427,000	Greystar Real Estate Partners, LLC*~µ 5.750%, 12/01/25	392,276
50,000	HAT Holdings I, LLC / HAT Holdings II, LLC*~µ 6.000%, 04/15/25	50,074
910,000	HUB International, Ltd.*~µ 7.000%, 05/01/26	907,670
220,000	Huntington Bancshares, Inc.~µ‡ 5.700%, 04/15/23 3 mo. USD LIBOR + 2.88%	194,953
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.~µ
430,000	5.250%, 05/15/27	409,214
23,000	4.750%, 09/15/24	21,850
300,000	ILFC E-Capital Trust II*‡ 3.570%, 12/21/65 3 mo. USD LIBOR + 1.80%	150,035
485,000	Iron Mountain, Inc.*~µ 5.250%, 03/15/28	475,841
	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*~µ
700,000	7.250%, 08/15/24	629,912
490,000	6.250%, 06/03/26	445,307
3,845,000	JPMorgan Chase & Company~µ‡ 4.600%, 02/01/25 SOFR + 3.13%	3,467,979

Schedule of Investments

Schedule of Investments April 30, 2020 (Unaudited)

16 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
790,000	KeyCorp~µ‡ 5.000%, 09/15/26 3 mo. USD LIBOR + 3.61%	$740,625
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*~µ
285,000	5.250%, 10/01/25	207,695
43,000	4.250%, 02/01/27	30,802
575,000	Lloyds Banking Group, PLC~µ‡ 7.500%, 06/27/24 U.S. 5 yr Swap + 4.76%	570,354
1,340,000	MetLife, Inc.~µ 6.400%, 12/15/66	1,487,614
380,000	Nationwide Financial Services, Inc.~µ 6.750%, 05/15/87	422,089
	Navient Corp.~µ
622,000	5.000%, 03/15/27	525,746
215,000	6.750%, 06/25/25	199,487
580,000	Nordea Bank Abp*~µ‡ 6.625%, 03/26/26 5 year CMT + 4.11%	587,024
850,000	PNC Financial Services Group, Inc.~µ‡ 6.750%, 08/01/21 3 mo. USD LIBOR + 3.68%	861,785
1,725,000	Principal Financial Group, Inc.~µ‡ 4.700%, 05/15/55 3 mo. USD LIBOR + 3.04%	1,559,115
1,265,000	Progressive Corp.~µ‡ 5.375%, 03/15/23 3 mo. USD LIBOR + 2.54%	1,241,642
560,000	Prudential Financial, Inc.~µ‡ 5.700%, 09/15/48 3 mo. USD LIBOR + 2.67%	577,366
2,530,000	State Street Corp.~µ‡ 5.625%, 12/15/23 3 mo. USD LIBOR + 2.54%	2,472,746
165,000	Tronox Finance, PLC*~µ 5.750%, 10/01/25	150,994
	Truist Financial Corp.~µ‡
855,000	4.800%, 09/01/24 5 year CMT + 3.00%	800,421
790,000	5.125%, 12/15/27 3 mo. USD LIBOR + 2.79%	758,163
575,000	UBS Group, AG*~µ‡ 7.000%, 01/31/24 U.S. 5 yr Swap + 4.34%	588,694
2,370,000	US Bancorp~µ‡ 5.300%, 04/15/27 3 mo. USD LIBOR + 2.91%	2,424,522
	VICI Properties, LP / VICI Note Company, Inc.*~µ
285,000	4.625%, 12/01/29	263,635
172,000	3.750%, 02/15/27	160,103
86,000	4.125%, 08/15/30	78,577

PRINCIPAL AMOUNT		VALUE
790,000	Voya Financial, Inc.~µ‡ 6.125%, 09/15/23 5 year CMT + 3.36%	$773,548
		46,016,421

Health Care (1.8%)
500,000	Acadia Healthcare Company, Inc.~µ 5.625%, 02/15/23	479,450
1,050,000	Bausch Health Companies, Inc.*~µ 5.000%, 01/30/28	1,013,665
	CHS/Community Health Systems, Inc.
875,000	8.125%, 06/30/24*	586,521
610,000	8.000%, 03/15/26*~µ	585,887
295,000	6.250%, 03/31/23~µ	277,677
	Tenet Healthcare Corp.~µ
835,000	6.875%, 11/15/31	722,008
480,000	5.125%, 11/01/27*	477,408
1,250,000	Teva Pharmaceutical Finance Netherlands III, BV~µ 2.800%, 07/21/23	1,151,156
860,000	West Street Merger Sub, Inc.*~µ 6.375%, 09/01/25	810,447
		6,104,219

Industrials (3.1%)
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC~µ
490,000	5.750%, 03/15/25	503,473
215,000	4.625%, 01/15/27*	216,436
127,000	4.875%, 02/15/30*	128,923
275,000	Allison Transmission, Inc.*~µ 5.875%, 06/01/29	267,389
	American Airlines Group, Inc.*
200,000	5.000%, 06/01/22	113,789
150,000	3.750%, 03/01/25	70,424
940,000	ARD Finance, SA*~µ 6.500%, 06/30/27 7.250% PIK rate	881,170
88,000	Avolon Holdings Funding, Ltd.*~µ 2.875%, 02/15/25	72,843
525,000	Beacon Roofing Supply, Inc.*~µ 4.875%, 11/01/25	464,126
290,000	BNSF Funding Trust I~µ‡ 6.613%, 12/15/55 3 mo. USD LIBOR + 2.35%	298,587
635,000	Cascades, Inc. /Cascades USA, Inc.*~µ 5.125%, 01/15/26	639,740
475,000	Covanta Holding Corp.~µ 6.000%, 01/01/27	457,088
575,000	Delphi Technologies, PLC*~µ 5.000%, 10/01/25	538,361
48,000	Delta Air Lines, Inc.*~µ 7.000%, 05/01/25	49,296

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
85,000	EnerSys*~µ 4.375%, 12/15/27	$82,468
501,000	Fly Leasing, Ltd.~µ 5.250%, 10/15/24	410,775
790,000	General Electric Company~µ‡ 5.000%, 01/21/21 3 mo. USD LIBOR + 3.33%	650,818
610,000	Golden Nugget, Inc.* 8.750%, 10/01/25	352,964
475,000	Herc Holdings, Inc.*~µ 5.500%, 07/15/27	450,887
510,000	Hertz Corp.* 6.000%, 01/15/28	93,203
82,000	Howmet Aerospace, Inc.~µ 6.875%, 05/01/25	84,034
290,000	Jeld-Wen, Inc.*~µ 4.625%, 12/15/25	261,612
10,000	KeHE Distributors, LLC / KeHE Finance Corp.*~µ 8.625%, 10/15/26	10,613
107,000	Moog, Inc.*~µ 4.250%, 12/15/27	100,936
430,000	Nationstar Mortgage Holdings, Inc.*~µ 6.000%, 01/15/27	370,340
	Navistar International Corp.*~µ
175,000	6.625%, 11/01/25	150,148
95,000	9.500%, 05/01/25	99,704
172,000	Novelis Corp.*~µ 4.750%, 01/30/30	152,764
300,000	Park-Ohio Industries, Inc.~µ 6.625%, 04/15/27	231,444
275,000	Patrick Industries, Inc.*~µ 7.500%, 10/15/27	258,847
315,000	Stanley Black & Decker, Inc.~µ‡ 4.000%, 03/15/60 5 year CMT + 2.66%	312,946
	Station Casinos, LLC*~µ
500,000	5.000%, 10/01/25	417,282
450,000	4.500%, 02/15/28	360,605
	TransDigm, Inc.~µ
655,000	7.500%, 03/15/27	597,884
465,000	6.250%, 03/15/26*	457,937
280,000	Waste Pro USA, Inc.*~µ 5.500%, 02/15/26	279,684
		10,889,540

Information Technology (0.4%)
345,000	CommScope Technologies, LLC*~µ 6.000%, 06/15/25	307,906
	Dell International, LLC / EMC Corp.*~µ
155,000	6.100%, 07/15/27	170,230
80,000	5.850%, 07/15/25	87,411
56,000	Fair Isaac Corp.*~µ 4.000%, 06/15/28	55,696

PRINCIPAL AMOUNT		VALUE
275,000	MTS Systems Corp.*~µ 5.750%, 08/15/27	$260,349
129,000	Open Text Corp.*~µ 3.875%, 02/15/28	126,205
118,000	PTC, Inc.*~µ 4.000%, 02/15/28	115,661
250,000	Vericast Corp.*~µ 8.375%, 08/15/22	182,106
		1,305,564

Materials (1.1%)
490,000	Allegheny Technologies, Inc.~µ 5.875%, 12/01/27	411,336
240,000	ArcelorMittal, SA~µ 7.000%, 10/15/39	251,816
285,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	259,245
	Freeport-McMoRan, Inc.~µ
300,000	5.450%, 03/15/43	276,606
285,000	5.000%, 09/01/27	276,917
90,000	5.400%, 11/14/34	83,958
	Kaiser Aluminum Corp.*~µ
290,000	4.625%, 03/01/28	270,995
93,000	6.500%, 05/01/25	94,855
275,000	Mineral Resources, Ltd.*~µ 8.125%, 05/01/27	282,433
500,000	New Gold, Inc.*~µ 6.375%, 05/15/25	482,445
465,000	PBF Holding Company, LLC / PBF Finance Corp.~µ 7.250%, 06/15/25	357,436
48,000	Polyone Corp.* 5.750%, 05/15/25	48,634
80,000	Silgan Holdings, Inc.*~µ 4.125%, 02/01/28	78,819
290,000	Trinseo Materials Operating, SCA*~µ 5.375%, 09/01/25	247,585
500,000	Univar Solutions USA, Inc.*~µ 5.125%, 12/01/27	497,655
		3,920,735

Real Estate (0.1%)
	Forestar Group, Inc.*~µ
270,000	8.000%, 04/15/24	266,444
139,000	5.000%, 03/01/28	121,652
		388,096

Utilities (1.1%)
129,000	Calpine Corp.*~µ 4.500%, 02/15/28	125,433
200,000	CenterPoint Energy, Inc.~µ‡ 6.125%, 09/01/23 3 mo. USD LIBOR + 3.27%	182,614

Schedule of Investments

Schedule of Investments April 30, 2020 (Unaudited)

18 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
800,000	Dominion Energy, Inc.~µ‡ 4.650%, 12/15/24 5 year CMT + 2.99%	$781,080
1,045,000	Duke Energy Corp.~µ‡ 4.875%, 09/16/24 5 year CMT + 3.39%	1,046,458
205,000	National Rural Utilities Cooperative Finance Corp.~µ‡ 5.250%, 04/20/46 3 mo. USD LIBOR + 3.63%	207,208
840,000	NextEra Energy Capital Holdings, Inc.~µ‡ 4.800%, 12/01/77 3 mo. USD LIBOR + 2.41%	829,983
258,000	PPL Capital Funding, Inc.~µ‡ 4.040%, 03/30/67 3 mo. USD LIBOR + 2.67%	195,792
395,000	WEC Energy Group, Inc.~µ‡ 3.804%, 05/15/67 3 mo. USD LIBOR + 2.11%	330,042
		3,698,610
	Total Corporate Bonds (Cost $120,000,398)	107,264,822

Convertible Bonds (0.1%)
Communication Services (0.0%)
70,000	Intelsat, SA 4.500%, 06/15/25	13,252

Consumer Discretionary (0.1%)
333,000	DISH Network Corp. 2.375%, 03/15/24	280,955

Industrials (0.0%)
100,000	Patrick Industries, Inc. 1.000%, 02/01/23	82,600
	Total Convertible Bonds (Cost $429,383)	376,807

Bank Loans (3.1%)¡
Communication Services (0.6%)
497,500	Clear Channel Outdoor Holdings, Inc.‡ 4.260%, 08/21/26 1 mo. LIBOR + 3.50%	434,690
179,550	iHeartCommunications, Inc.‡ 3.404%, 05/01/26 2 mo. LIBOR + 3.00%	162,044
500,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	500,702
145,000	Parexel International Corp.‡ 3.154%, 09/27/24 2 mo. LIBOR + 2.75%	133,607
887,775	Terrier Media Buyer, Inc.‡ 5.700%, 12/17/26 3 mo. LIBOR + 4.25%	829,959
		2,061,002

PRINCIPAL AMOUNT		VALUE

Consumer Discretionary (0.4%)
224,360	Michaels Stores, Inc.‡ 3.534%, 01/30/23 1 mo. LIBOR + 2.50%	$186,415
210,000	PetSmart, Inc.‡ 5.000%, 03/11/22 1 mo. LIBOR + 4.00%	204,400
723,178	Staples, Inc.‡ 6.016%, 04/16/26 1 mo. LIBOR + 5.00%	581,555
494,957	Weight Watchers International, Inc.‡ 5.500%, 11/29/24 2 mo. LIBOR + 4.75%	484,439
		1,456,809

Energy (0.0%)
212,171	Par Pacific Holdings, Inc.‡ 7.969%, 01/12/26 2 mo. LIBOR + 6.75%	163,372

Financials (0.1%)
240,000	Connect Finco Sarl‡ 5.500%, 12/11/26 1 mo. LIBOR + 4.50%	222,801

Health Care (1.1%)
955,896	Amneal Pharmaceuticals, LLC‡ 3.938%, 05/04/25 1 mo. LIBOR + 3.50%	862,797
678,256	Endo International, PLC‡ 5.000%, 04/29/24 1 mo. LIBOR + 4.25%	622,090
503,725	Gentiva Health Services, Inc.‡ 3.688%, 07/02/25 3 mo. LIBOR + 3.25%	477,279
782,023	Mallinckrodt International Finance, SA‡ 4.200%, 09/24/24 2 mo. LIBOR + 2.75%	555,236
665,661	Ortho Clinical Diagnostics, SA‡ 4.266%, 06/30/25 3 mo. LIBOR + 3.25%	595,766
836,805	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	621,504
		3,734,672

Industrials (0.5%)
450,000	Dun & Bradstreet Corp.‡ 4.487%, 02/06/26 1 mo. LIBOR + 5.00%	423,225
298,500	Granite US Holdings Corp.‡ 6.322%, 09/30/26 3 mo. LIBOR + 5.25%	244,770
515,000	Navistar International Corp.‡ 4.220%, 11/06/24 1 mo. LIBOR + 3.50%	470,342

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
688,244	Scientific Games International, Inc.‡ 3.522%, 08/14/24 2 mo. LIBOR + 2.75%	$572,870
		1,711,207

Information Technology (0.4%)
298,489	BMC Software Finance, Inc.‡ 4.654%, 10/02/25 1 mo. LIBOR + 4.25%	259,312
374,063	Camelot U.S. Acquisition 1 Company‡ 3.654%, 10/31/26 1 mo. LIBOR + 3.25%	360,035
725,000	VFH Parent, LLC‡ 3.864%, 03/01/26 3 mo. LIBOR + 3.00%	705,244
		1,324,591

Materials (0.0%)
135,000	Innophos, Inc.‡ 4.614%, 02/04/27 2 mo. LIBOR + 3.75%	128,925
	Total Bank Loans (Cost $11,776,178)	10,803,379

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (9.8%)
Communication Services (0.9%)
	AT&T, Inc.~
19,000	4.750%, 02/18/25	437,190
15,800	5.350%, 11/01/66	407,166
63,250	Qwest Corp. 6.500%, 09/01/56	1,467,400
15,650	Telephone & Data Systems, Inc.~ 7.000%, 03/15/60	383,425
15,175	United States Cellular Corp.~ 7.250%, 12/01/64	389,694
		3,084,875

Consumer Discretionary (0.1%)
8,550	Ford Motor Company~ 6.200%, 06/01/59	151,677

Energy (0.6%)
41,525	Energy Transfer Operating, LP‡ 7.625%, 08/15/23 3 mo. USD LIBOR + 4.74%	869,949
29,900	NuStar Energy, LP~‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	481,390
28,750	NuStar Logistics, LP~‡ 7.953%, 01/15/43 3 mo. USD LIBOR + 6.73%	548,550
		1,899,889

NUMBER OF SHARES		VALUE

Financials (5.4%)
7,800	Affiliated Managers Group, Inc.~ 5.875%, 03/30/59	$196,794
1,685	Allstate Corp. 5.100%, 10/15/24	43,136
42,950	Arch Capital Group, Ltd. 5.250%, 09/29/21	1,035,524
31,950	Axis Capital Holdings, Ltd. 5.500%, 11/07/21	786,609
1,580	Bank of America Corp.‡‡ 7.250%	2,184,192
	Capital One Financial Corp.
52,600	5.000%, 12/01/24	1,220,320
8,776	4.800%, 06/01/25~	194,037
25,300	CIT Group, Inc.~ 5.625%, 12/15/24	529,276
17,550	Citizens Financial Group, Inc.~ 5.000%, 01/06/25	425,939
7,900	Fifth Third Bancorp~‡ 6.625%, 12/31/23 3 mo. USD LIBOR + 3.71%	210,930
34,750	JPMorgan Chase & Company 4.750%, 12/01/24	875,700
16,350	KeyCorp.~ 5.650%, 12/15/23	418,887
32,400	Legg Mason, Inc. 5.450%, 09/15/56	796,068
36,000	MetLife, Inc. 4.750%, 03/15/25	891,000
	Morgan Stanley
60,100	4.875%, 01/15/25	1,468,844
23,975	5.850%, 04/15/27 ‡ 3 mo. USD LIBOR + 3.49%	632,461
8,550	Northern Trust Corp.~ 4.700%, 01/01/25	214,263
31,600	Oaktree Capital Group, LLC 6.550%, 09/15/23	809,592
31,600	Prospect Capital Corp. 6.250%, 06/15/24	767,880
	Wells Fargo & Company
74,625	4.750%, 03/15/25	1,782,045
1,580	7.500%‡‡	2,210,167
45,790	WR Berkley Corp. 5.100%, 12/30/59	1,118,192
		18,811,856

Industrials (0.1%)
19,700	Air Lease Corp.~‡ 6.150%, 03/15/24 3 mo. USD LIBOR + 3.65%	354,994
2,507	QVC, Inc. 6.250%, 11/26/68	49,413
		404,407

Schedule of Investments

Schedule of Investments April 30, 2020 (Unaudited)

20 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Real Estate (1.6%)
16,375	American Homes 4 Rent~ 6.250%, 09/19/23	$403,644
	Brookfield Property Partners, LP~
22,900	5.750%, 03/31/25	458,000
15,300	6.375%, 09/30/24	328,491
9,200	Colony Capital, Inc. 7.150%, 06/05/22	150,880
15,800	Digital Realty Trust, Inc.~ 5.850%, 03/13/24	416,804
17,100	EPR Properties~ 5.750%, 11/30/22	319,599
33,200	Federal Realty Investment Trust 5.000%, 09/29/22	811,740
34,750	Kimco Realty Corp.~ 5.250%, 12/20/22	790,562
16,750	PS Business Parks, Inc.~ 5.200%, 12/07/22	422,435
	Public Storage
25,857	4.750%, 12/20/24	669,438
8,600	4.875%, 09/12/24~	219,816
6,678	5.600%, 03/11/24~	182,910
16,600	Spirit Realty Capital, Inc.~ 6.000%, 10/03/22	393,088
		5,567,407

Utilities (1.1%)
15,800	Algonquin Power & Utilities Corp.~‡ 6.875%, 10/17/78 3 mo. USD LIBOR + 3.68%	436,080
19,000	Brookfield Renewable Partners, LP~ 5.250%, 03/31/25	493,050
15,800	CMS Energy Corp.~ 5.875%, 10/15/78	422,808
16,150	DTE Energy Company~ 5.250%, 12/01/77	412,471
4,300	Entergy Arkansas, LLC~ 4.750%, 06/01/63	109,392
17,035	Entergy Louisiana, LLC~ 5.250%, 07/01/52	437,288
16,850	Sempra Energy~ 5.750%, 07/01/79	428,832
	Southern Company
32,400	5.250%, 10/01/76	827,820
8,850	4.950%, 01/30/80~	218,330
		3,786,071
	Total Convertible Preferred Stocks (Cost $36,004,831)	33,706,182

NUMBER OF SHARES			VALUE

Common Stocks (60.0%)
Communication Services (5.4%)
5,200,000	GBP	BT Group, PLC	$7,579,109
25,000		Facebook, Inc. - Class A~µ#	5,117,750
487,000	EUR	Orange, SA	5,916,579
			18,613,438

Consumer Discretionary (3.1%)
158,000		Las Vegas Sands Corp.	7,587,160
65,300		Royal Caribbean Cruises, Ltd.	3,054,081
			10,641,241

Energy (12.4%)
112,000		Chevron Corp.~	10,304,000
108,500		Exxon Mobil Corp.~µ	5,041,995
244,500		Kinder Morgan, Inc.	3,723,735
321,500		Marathon Petroleum Corp.~	10,313,720
250,000		Royal Dutch Shell, PLC - Class A~	8,282,500
270,000		Williams Companies, Inc.~	5,229,900
			42,895,850

Financials (9.6%)
41,500		Chubb, Ltd.~	4,482,415
2,952,000	GBP	Legal & General Group, PLC	7,589,590
19,480,000	GBP	Lloyds Banking Group, PLC	7,881,764
5,918,000	GBP	Royal Bank of Scotland Group, PLC	8,256,269
173,000		Wells Fargo & Company	5,025,650
			33,235,688

Health Care (2.1%)
24,500		Alexion Pharmaceuticals, Inc.~µ#	2,633,015
124,800		Boston Scientific Corp.~µ#	4,677,504
			7,310,519

Industrials (9.9%)
297,704		Air Lease Corp.~	7,784,959
22,500		Boeing Company~µ	3,172,950
47,000		Delta Air Lines, Inc.~µ	1,217,770
48,000		L3Harris Technologies, Inc.~	9,297,600
222,000		Lyft, Inc. - Class A~#	7,288,260
83,585		Raytheon Technologies Corp.	5,417,144
			34,178,683

Information Technology (4.7%)
28,500		Broadcom, Inc.~	7,741,170
27,800		Fidelity National Information Services, Inc.	3,666,542
30,000		Salesforce.com, Inc.~µ#	4,858,500
			16,266,212

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 21

NUMBER OF SHARES			VALUE

Materials (3.6%)
13,300		Air Products & Chemicals, Inc.~µ	$3,000,214
50,500		Linde, PLC~	9,291,495
			12,291,709

Real Estate (7.9%)
79,200		American Campus Communities, Inc.	2,794,968
1,222,000	GBP	British Land Company, PLC	6,233,721
1,200,000	GBP	Land Securities Group, PLC	10,006,866
334,780		MGM Growth Properties, LLC~	8,426,413
			27,461,968

Utilities (1.3%)
374,000	GBP	National Grid, PLC	4,382,813
		Total Common Stocks (Cost $243,251,562)	207,278,121

Exchange-Traded Funds (8.0%)
Other (8.0%)
2,600		iShares iBoxx High Yield Corporate Bond ETF~µ	209,118
213,500		iShares MSCI Emerging Markets ETF	7,822,640
132,000		iShares MSCI Mexico Capped ETF	3,863,640
574,500		iShares MSCI United Kingdom ETF~	14,506,125
31,100		iShares Preferred & Income Securities ETF	1,077,615
2,100		SPDR Bloomberg Barclays High Yield Bond ETF~µ	207,963
		Total Exchange-Traded Funds (Cost $35,809,253)	27,687,101

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.9%) #
Consumer Discretionary (0.5%)
3,925 6,605,775	MGM Resorts International Call, 05/15/20, Strike $13.00	1,609,250

Financials (0.2%)
1,400 6,015,800	Discover Financial Services Call, 05/15/20, Strike $40.00	609,000

Industrials (0.2%)
1,850 4,793,350	Delta Air Lines, Inc. Call, 06/19/20, Strike $25.00	629,000
2,220 7,288,260	Lyft, Inc. Put, 05/15/20, Strike $28.00	199,800
		828,800

Information Technology (0.0%)
420 7,526,820	Microsoft Corp. Put, 05/01/20, Strike $160.00	210

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Other (0.0%)
5,600 12,762,400	Financial Select Sector SPDR Fund Call, 05/01/20, Strike $23.50	$ 30,800
	Total Purchased Options (Cost $2,356,983)	3,078,060

NUMBER OF SHARES		VALUE
Short Term Investments (4.6%)
7,937,835	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	7,944,979
7,930,987	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	7,930,987
	Total Short Term Investments (Cost $15,872,402)	15,875,966
	TOTAL INVESTMENTS (117.5%) (Cost $465,500,990)	406,070,438
LIABILITIES, LESS OTHER ASSETS (-17.5%)		(60,450,245)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$ 345,620,193

Common Stocks Sold Short (-4.2%) #
Communication Services (-0.7%)
(5,500)	Netflix, Inc.	(2,309,175)

Consumer Staples (-3.5%)
(19,800)	Clorox Company	(3,691,512)
(8,200)	Costco Wholesale Corp.	(2,484,600)
(49,000)	Walmart, Inc.	(5,955,950)
		(12,132,062)
	Total Common Stocks Sold Short (Proceeds $13,539,341)	(14,441,237)

Exchange-Traded Funds Sold Short (-25.5%) #
Other (-25.5%)
(277,500)	Consumer Staples Select Sector SPDR Fund	(16,167,150)
(248,500)	SPDR S&P 500 ETF Trust	(72,184,280)
	Total Exchange-Traded Funds Sold Short (Proceeds $90,391,016)	(88,351,430)
	TOTAL SECURITIES SOLD SHORT (Proceeds $103,930,357)	(102,792,667)

Schedule of Investments

Schedule of Investments April 30, 2020 (Unaudited)

22 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Written Options (-2.2%) #
Communication Services (-0.2%)
3,700 4,119,950	EUR	Orange, SA Put, 12/18/20, Strike 12.00	$(685,235)

Consumer Staples (0.0%)
82 2,484,600		Costco Wholesale Corp. Put, 07/17/20, Strike $285.00	(71,955)

Energy (-0.4%)
		Chevron Corp.
1,320 12,144,000		Call, 06/19/20, Strike $105.00	(149,820)
270 2,484,000		Call, 05/15/20, Strike $93.00	(91,125)
565 1,812,520		Marathon Petroleum Corp. Put, 07/17/20, Strike $47.50	(918,125)
			(1,159,070)

Financials (-0.4%)
1,150 2,953,189	GBP	Legal & General Group, PLC Put, 12/18/20, Strike 2.80	(1,153,308)

Industrials (-0.1%)
2,220 7,288,260		Lyft, Inc. Call, 06/19/20, Strike $37.50	(419,580)

Information Technology (0.0%)
285 7,741,170		Broadcom, Inc. Call, 05/15/20, Strike $290.00	(61,275)
227 3,768,654		Global Payments, Inc. Put, 05/15/20, Strike $110.00	(21,565)
200 2,321,400		Texas Instruments, Inc. Call, 05/15/20, Strike $120.00	(27,200)
			(110,040)

Other (-0.8%)
1,435 5,257,840		iShares MSCI Emerging Markets Put, 12/18/20, Strike $40.00	(785,662)
2,300 6,221,500		iShares MSCI India ETF Put, 06/19/20, Strike $20.00	(57,500)
1,320 3,863,640		iShares MSCI Mexico Capped ETF Put, 01/15/21, Strike $40.00	(1,580,700)
		SPDR S&P 500 ETF Trust
4,000 116,192,000		Put, 05/01/20, Strike $260.00	(2,000)
1,600 46,476,800		Put, 06/19/20, Strike $240.00	(442,400)
			(2,868,262)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

Real Estate (-0.3%)
792 2,794,968		American Campus Communities, Inc. Put, 06/19/20, Strike $25.00	$(55,440)
725 2,933,350	GBP	British Land Company, PLC Put, 12/18/20, Strike 5.00	(1,032,987)
			(1,088,427)
		Total Written Options (Premium $4,466,037)	(7,555,877)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $93,015,216.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $105,516,609.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2020.

‡‡Perpetual maturity.

#Non-income producing security.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

***The rate disclosed is the 7 day net yield as of April 30, 2020.

FOREIGN CURRENCY ABBREVIATIONS

EUREuropean Monetary Unit

GBPBritish Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 23

Statement of Assets and Liabilities April 30, 2020 (Unaudited)

ASSETS
Investments in securities, at value (cost $465,500,990)	$406,070,438
Restricted cash for short positions (interest bearing)	102,661,545
Restricted foreign currency for short positions (cost $8)	8
Receivables:
Accrued interest and dividends	2,463,575
Investments sold	15,302,302
Prepaid expenses	11,583
Other assets	822
Total assets	526,510,273

LIABILITIES
Due to custodian bank	98,767
Securities sold short, at value (proceeds $103,930,357)	102,792,667
Options written, at value (premium $4,466,037)	7,555,877
Payables:
Notes payable	69,200,000
Investments purchased	709,408
Affiliates:
Investment advisory fees	431,419
Trustees’ fees and officer compensation	829
Other accounts payable and accrued liabilities	101,113
Total liabilities	180,890,080
NET ASSETS	$345,620,193

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 19,632,194 shares issued and outstanding	$392,640,000
Undistributed net investment income (loss)	(1,426,982)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	15,781,368
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	(61,374,193)
NET ASSETS	$345,620,193
Net asset value per common shares based upon 19,632,194 shares issued and outstanding	$17.60

24 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations Period Ended April 30, 2020 (Unaudited)*

INVESTMENT INCOME
Interest	$2,820,537
Dividends	3,058,166
Dividend taxes withheld	(21,661)
Total investment income	5,857,042

EXPENSES
Investment advisory fees	2,173,898
Dividend or interest expense on short positions	529,286
Legal fees	66,552
Interest expense on Notes Payable (Note 6)	49,737
Accounting fees	17,995
Fund administration fees	15,547
Custodian fees	14,282
Trustees’ fees and officer compensation	13,818
Printing and mailing fees	13,552
Transfer agent fees	13,244
Audit fees	12,500
Other	26,861
Total expenses	2,947,272
NET INVESTMENT INCOME (LOSS)	2,909,770

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	12,452,053
Purchased options	1,905,199
Foreign currency transactions	(76,631)
Written options	(3,463,157)
Short positions	7,934,255
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(60,151,629)
Purchased options	721,077
Foreign currency translations	8,509
Written options	(3,089,840)
Short positions	1,137,690
NET GAIN (LOSS)	(42,622,474)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(39,712,704)

*Long/Short Equity & Dynamic Income Trust commenced operations on November 29, 2019.

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 25

(Unaudited) Period Ended April 30, 2020*

OPERATIONS
Net investment income (loss)	$2,909,770
Net realized gain (loss)	18,751,719
Change in unrealized appreciation/(depreciation)	(61,374,193)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(39,712,704)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(7,307,103)
Net decrease in net assets from distributions to common shareholders	(7,307,103)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	392,640,000
Net increase (decrease) in net assets from capital stock transactions	392,640,000
TOTAL INCREASE (DECREASE) IN NET ASSETS	345,620,193

NET ASSETS
Beginning of period	$—
End of period	$345,620,193

*Long/Short Equity & Dynamic Income Trust commenced operations on November 29, 2019.

Statement of Cash Flows

Statement of Cash Flows

26 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

(Unaudited) Period Ended April 30, 2020*

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(39,712,704)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(586,542,970)
Net purchases of short term investments	(15,872,402)
Purchases of securities to cover securities sold short	(108,211,729)
Proceeds paid on closing written options	(23,871,300)
Proceeds from disposition of investment securities, including purchased options	132,843,706
Proceeds from securities sold short	220,076,342
Premiums received from written options	28,791,945
Amortization and accretion of fixed-income securities	(79,982)
Net realized gains/losses from investments, excluding purchased options	(12,454,803)
Net realized gains/losses from purchased options	(1,905,199)
Net realized gains/losses from short positions	(7,934,255)
Net realized gains/losses from written options	3,463,157
Change in unrealized appreciation or depreciation on investments, excluding purchased options	60,151,629
Change in unrealized appreciation or depreciation on purchased options	(721,077)
Change in unrealized appreciation or depreciation on short positions	(1,137,690)
Change in unrealized appreciation or depreciation on written options	3,089,840
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(2,463,575)
Prepaid expenses	(11,583)
Other assets	(822)
Increase/(decrease) in liabilities:
Payables to affiliates	432,248
Other accounts payable and accrued liabilities	101,113
Net cash provided by/(used in) operating activities	$(351,970,111)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase/(Decrease) in Proceeds from shares sold	392,640,000
Distributions to shareholders	(7,307,103)
Net increase/(decrease) in due to custodian bank	98,767
Proceeds from note payable	69,200,000
Net cash provided by/(used in) financing activities	$454,631,664
Net increase/(decrease) in cash	$102,661,553
Cash and restricted cash at beginning of period	$—
Cash at end of period	$102,661,553
Supplemental disclosure
Cash paid for interest on Notes Payable	$49,737

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows.

Cash with custodian	8
Restricted cash for swap collateral	—
Restricted cash for short positions	102,661,545
Total cash and restricted cash at period end	$102,661,553

*Long/Short Equity & Dynamic Income Trust commenced operations on November 29, 2019.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   27

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) was organized as a Delaware statutory trust on September 21, 2017 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on November 29, 2019.

The Fund will invest, under normal circumstances, at least of 80% of its managed assets in a globally diversified portfolio comprised of equity securities which are defined to include common stock, preferred stock, convertible securities and exchange-traded funds (“ETFs”) ( the “Equity Sleeve”), as well as long and short equity positions managed pursuant to a long/short equity strategy (the “Long/Short Component”). The Long/Short Component will comprise at least 50% of the Fund’s managed assets with a focus on absolute returns in a risk-managed format. The Fund may invest up to 20% of its managed assets opportunistically in globally diversified income-producing securities, including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments (the “Fixed Income Sleeve”). “Managed assets” means the Fund’s total assets (including any assets attributable to any financial leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Fund adheres to the accounting and reporting requirements set forth in ASU 2013-08 and ASC946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, FASB issued ASU No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The ASU shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted this ASU as of November 29, 2019, with no material impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines

Notes to Financial Statements

28   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2020. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax year 2019 remains subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.35% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $0 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2020. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2020.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2020 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$678,088,084
Proceeds from sales	—	355,634,697

The cost basis of investments for federal income tax purposes at April 30, 2020 was as follows*:

Cost basis of investments	$357,104,596
Gross unrealized appreciation	8,923,060
Gross unrealized depreciation	(70,305,762)
Net unrealized appreciation (depreciation)	$(61,382,702)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Notes to Financial Statements

30   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2020 will be determined at the end of the Fund’s current fiscal year.

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2020.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2020, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2020, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2020, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$3,078,060	$—
Written options(2)	—	7,555,877
	$3,078,060	$7,555,877

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

Notes to Financial Statements

32   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	56,631
Written options	127,651

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $98.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2020, the average borrowings under the Agreement were $69.2 million. For the period ended April 30, 2020, the average interest rate was 0.97%. As of April 30, 2020, the amount of total outstanding borrowings was $69.2 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2020 was 0.84%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund, and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2020 there were no securities on loan. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 19,632,194 shares outstanding at April 30, 2020. Transactions in common shares were as follows:

Period ENDED April 30, 2020*
Beginning shares	0
Shares sold	19,632,194
Ending shares	19,632,194

*Fund commenced operations on November 29, 2019.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$107,264,822	$—	$107,264,822
Convertible Bonds	—	376,807	—	376,807
Bank Loans	—	10,803,379	—	10,803,379
Convertible Preferred Stocks	33,706,182	—	—	33,706,182
Common Stocks Foreign	—	57,846,711	—	57,846,711
Common Stocks U.S.	149,431,410	—	—	149,431,410
Exchange-Traded Funds	27,687,101	—	—	27,687,101
Purchased options	3,078,060	—	—	3,078,060
Short Term Investments	15,875,966	—	—	15,875,966
Total	$229,778,719	$176,291,719	$—	$406,070,438
Liabilities:
Common Stocks Sold Short U.S.	$14,441,237	$—	$—	$14,441,237
Exchange-Traded Funds Sold Short	88,351,430	—	—	88,351,430
Written options	7,555,877	—	—	7,555,877
Total	$110,348,544	$—	$—	$110,348,544

Financial Highlights

34   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

(Unaudited) November 29, 2019• through April 30, 2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$20.00
Income from investment operations:
Net investment income (loss)*	0.15
Net realized and unrealized gain (loss)	(2.18)
Total from investment operations	(2.03)
Less distributions to common shareholders from:
Net investment income	(0.22)
Net realized gains	(0.15)
Total distributions	(0.37)
Premiums from shares sold in at the market offerings	—
Net asset value, end of period	$17.60
Market value, end of period	$15.23
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	(9.72)%
Market value	(21.92)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	1.92% (c)
Net investment income (loss)	1.89% (c)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$345,620
Portfolio turnover rate	98.1%
Average commission rate paid	$0.0121
Notes Payable (000’s omitted)	$69,200
Asset coverage per $1,000 of loan outstanding(d)	$5,995

•Commencement of operations.

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable, to average net assets was 1.54%.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Long/Short Equity & Dynamic Income Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) as of April 30, 2020, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period from November 29, 2019 (commencement of operations) through April 30, 2020. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 19, 2020

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

36   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   37

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

38   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2020 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CPZSAN 3094 2020

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [7] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Long/Short Equity & Dynamic Income Trust

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 29, 2020

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 29, 2020

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 29, 2020